EXHIBIT 10.2

                             SECURED PROMISSORY NOTE
                        (SECURED BY A SECURITY AGREEMENT)
                              (HEREINAFTER "NOTE")

Up To Five Hundred Thousand Dollars                           Encino, California
($500,000)                                                          May 21, 2003


         For value received, the undersigned maker/borrower, namely ADVANCED MEDIA, INC. (hereinafter "BORROWER") hereby promises to pay to BUDDY YOUNG (hereinafter "HOLDER"), at 17337 Ventura Blvd., Suite 224 Encino, California 91316, or at such other place as may be designated in writing by the HOLDER of this NOTE, the principal sum of up to Five Hundred Thousand Dollars ($500,000), with interest thereon from May 21, 2003 on the outstanding principal balance at a rate of eight percent (8%) per annum, which principal and interest shall be payable no later than December 1, 2004.

         Principal and interest are payable in lawful money of the United States of America.

         Should BORROWER default on any payment due pursuant this NOTE or defaults or breaches any of the agreements, promises, covenants, conditions, duties or obligations under this Note or contained in the Security Agreement executed in conjunction herewith, then the entire sum of unpaid principal and interest shall become immediately due and payable to HOLDER, without any notice to BORROWER by HOLDER. Any failure of HOLDER to exercise its right to accelerate repayment of this NOTE shall not constitute a waiver of the right to exercise it in the future or in the event of any subsequent default or breach.

         Whether or not legal proceedings are instituted to enforce any of the HOLDER's rights under this NOTE, BORROWER shall be responsible for and pay all reasonable costs, including attorney's fees, incurred by HOLDER with regard to enforcement of its rights under this NOTE or collection of the sums due HOLDER under the NOTE.

         This NOTE is secured by a Security Agreement, dated May 21, 2003, executed by BORROWER in favor of HOLDER and is given as security for the repayment of the loan represented by this NOTE.

         Executed this 21st day of May, 2003, in the city of Los Angeles (Encino), County of Los Angeles, State of California.

                                          "MAKER":
                                          ADVANCED MEDIA, INC.,
                                          A Delaware corporation


                                          /s/ L. Stephen Albright
                                          ------------------------------
                                          L. STEPHEN ALBRIGHT,
                                          Secretary and Director